UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A

(Amendment No. 1)

_______________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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EDTECHX HOLDINGS ACQUISITION CORP. II
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EDTECHX HOLDINGS ACQUISITION CORP. II
c/o IBIS Capital Limited
22 Soho Square
London, W1D 4NS United Kingdom

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 13, 2022

TO THE STOCKHOLDERS OF EDTECHX HOLDINGS ACQUISITION CORP. II:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of EdtechX Holdings Acquisition Corp. II (the “Company,” “we,” “us” or “our”) to be held at 1:30 p.m. EDT on December 13, 2022 virtually, at https://www.cstproxy.com/edtechxcorp/sm2022, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from December 15, 2022 to June 15, 2023 (the “Extended Date”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/edtechxcorp/sm2022. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

As previously announced, on May 16, 2022, the Company entered into an Agreement and Plan of Reorganization (“Merger Agreement”) by and among the Company, EXHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), EXHAC Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”), and zSpace Inc., a Delaware corporation (the “zSpace”). Pursuant to the Merger Agreement, the parties will enter into a business combination transaction by which (i) Merger Sub I will merge with and into zSpace, with zSpace being the surviving entity of the merger, and, after giving effect to such merger, continuing as a wholly owned subsidiary of the Company (the “First Merger”) and (ii) following the First Merger, zSpace will merge with and into Merger Sub II (the “Second Merger”) with Merger Sub II being the surviving company of the Second Merger. Since such time, the parties have been working on preparing the registration statement on Form S-4 which will contain a proxy statement/prospectus for the proposed transaction and completing the necessary audited financials of zSpace to be included therein and intend to complete such proxy statement/prospectus as soon as possible. Accordingly, the purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination with zSpace. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company had only until June 15, 2022 to complete a business combination. In June 2022, we amended the charter to extend such date to December 15, 2022. There may not be sufficient time before December 15, 2022 to allow the Company to consummate its initial business combination with zSpace. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The Company’s board of directors has fixed the close of business on November 8, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 2,304,279 shares of Class A Common Stock held by public stockholders (the “public shares”) and 2,875,000 shares of Class A Common Stock held by our officers, directors and their affiliates (the “sponsor shares”) outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of public shares may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the special meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $____. The Company intends to continue to invest the funds in the trust account in treasury bills at prevailing interest rates. The closing price of the Company’s common stock on the record date was $____. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $___ more/less than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company’s board of directors has authorized management to take the steps necessary such that, if a business combination is consummated, then at the time of the business combination, the Company would issue a dividend to holders of public shares who do not seek redemption of their public shares in connection with the business combination for a pro rata portion of the funds held in the trust account established in connection with the IPO. The Company’s board of directors authorized a dividend of an aggregate of 350,000 shares to be divided equally among each public share held of record on the day following the consummation of the business combination subject to a maximum dividend payable of 0.50 shares per public share. Accordingly, the per-share dividend will not be finalized until consummation of the business combination and the per-share dividend will increase as more public shares are submitted for redemption in connection with the business combination. Solely for purposes of illustration: (i) if no shares are submitted for redemption in connection with either the Extension or the business combination (thereby leaving 2,304,279 public shares outstanding), the per-share dividend would be approximately 0.15189 shares for each public share; (ii) if an aggregate of 1,304,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 1,000,000 public shares outstanding), the per-share dividend would be 0.35 shares for each public share; and (iii) if an aggregate of 1,804,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 500,000 public shares outstanding), the per-share dividend would be 0.5 shares for each public share. zSpace has consented to, and waived any breach or violation resulting from, the Company effectuating the dividend as such action would otherwise be prohibited under the Merger Agreement. Notwithstanding the foregoing, the dividend will not be effectuated unless the Company obtains an acknowledgment from (i) the owners of the sponsor shares and (ii) the security holders of zSpace indicating that such holders would not receive any shares from the dividend with respect to those shares.

If the Extension Amendment Proposal is not approved by December 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete its business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

November __, 2022	By Order of the Board of Directors
Charles McIntyre
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 13, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/edtechxcorp/sm2022.

EDTECHX HOLDINGS ACQUISITION CORP. II
c/o IBIS Capital Limited
22 Soho Square
London, W1D 4NS United Kingdom

TO THE STOCKHOLDERS OF EDTECHX HOLDINGS ACQUISITION CORP. II:
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 13, 2022

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of EdtechX Holdings Acquisition Corp. II (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our special meeting of stockholders (the “special meeting”) to be held at 1:30 p.m. EDT on December 13, 2022 virtually, at https://www.cstproxy.com/edtechxcorp/sm2022, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend (the “Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from December 15, 2022 to June 15, 2023 (the “Extended Date”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are more fully described in this proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/edtechxcorp/sm2022. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

As previously announced, on May 16, 2022, the Company entered into an Agreement and Plan of Reorganization (“Merger Agreement”) by and among the Company, EXHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), EXHAC Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”), and zSpace Inc., a Delaware corporation (the “zSpace”). Pursuant to the Merger Agreement, the parties will enter into a business combination transaction by which (i) Merger Sub I will merge with and into zSpace, with zSpace being the surviving entity of the merger, and, after giving effect to such merger, continuing as a wholly owned subsidiary of the Company (the “First Merger”) and (ii) following the First Merger, zSpace will merge with and into Merger Sub II (the “Second Merger”) with Merger Sub II being the surviving company of the Second Merger. Since such time, the parties have been working on preparing the registration statement on Form S-4 which will contain a proxy statement/prospectus for the proposed transaction and completing the necessary audited financials of zSpace to be included therein and intend to complete such proxy statement/prospectus as soon as possible. Accordingly, the purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination with zSpace.

As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company had only until June 15, 2022 to complete an initial business combination. In June 2022, we amended the charter to extend this date to December 15, 2022. There may not be sufficient time before December 15, 2022 to allow the Company to consummate its initial business combination with zSpace. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on November 8, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of shares of Class A Common Stock issued in Company’s IPO (such shares being referred to as the “public shares”) may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

The Company’s board of directors has authorized management to take the steps necessary such that, if a business combination is consummated, then at the time of the business combination, the Company would issue a dividend to holders of public shares who do not seek redemption of their public shares in connection with the business combination for a pro rata portion of the funds held in the trust account established in connection with the IPO. The Company’s board of directors authorized a dividend of an aggregate of 350,000 shares to be divided equally among each public share held of record on the day following the consummation of the business combination subject to a maximum dividend payable of 0.50 shares per public share. Accordingly, the per-share dividend will not be finalized until consummation of the business combination and the per-share dividend will increase as more public shares are submitted for redemption in connection with the business combination. Solely for purposes of illustration: (i) if no shares are submitted for redemption in connection with either the Extension or the business combination (thereby leaving 2,304,279 public shares outstanding), the per-share dividend would be approximately 0.15189 shares for each public share; (ii) if an aggregate of 1,304,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 1,000,000 public shares outstanding), the per-share dividend would be 0.35 shares for each public share; and (iii) if an aggregate of 1,804,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 500,000 public shares outstanding), the per-share dividend would be 0.5 shares for each public share. zSpace has consented to, and waived any breach or violation resulting from, the Company effectuating the dividend as such action would otherwise be prohibited under the Merger Agreement. Notwithstanding the foregoing, the dividend will not be effectuated unless the Company obtains an acknowledgment from (i) the owners of the sponsor shares and (ii) the security holders of zSpace indicating that such holders would not receive any shares from the dividend with respect to those shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete its business combination on or before the Extended Date. Accordingly, if the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $__ million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by December 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

IBIS Capital Sponsor II LLC and IBIS Sponsor II EdtechX LLC, limited liability companies affiliated with certain of the Company’s officers and directors (collectively, the “sponsors”), as well as our other stockholders prior to the IPO and our officers and directors, have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 sponsor shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, our sponsors have agreed that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The sponsors will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. Furthermore, they will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that they will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that the sponsors will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.00, calculated as of the record date (which is expected to be the same approximate amount two business days before the special meeting) after taking into account taxes owed but not paid by such date. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $10.00, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is November 8, 2022. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 5,179,279 shares of common stock outstanding, including 2,304,279 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated November __, 2022, and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in Delaware on May 27, 2020. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. In December 2020, the Company consummated its IPO and a concurrent private placement of warrants and deposited an aggregate of $116,725,000 in the trust account. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, June 15, 2022 which was subsequently extended by amendment to December 15, 2022). As of the record date, there was approximately $___ million in the trust account.

As previously announced, on May 16, 2022, the Company entered into the Merger Agreement for its initial business combination with zSpace. Since such time, the parties have been working on preparing the registration statement on Form S-4 which will contain a proxy statement/prospectus for the proposed transaction and completing the necessary audited financials of zSpace to be included therein and intend to complete such proxy statement/prospectus as soon as possible.

As a result, the Company may not be able to complete its initial business combination by December 15, 2022. The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete its initial business combination and is therefore holding this special meeting.

Q. What is being voted on?

A. You are being asked to vote on two proposals:

•   a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date — we refer to this proposal as the “Extension Amendment Proposal”; and

•   a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension — we refer to this proposal as the “Adjournment Proposal”.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $___ million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If the Extension Amendment Proposal is not approved by December 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and up to $100,000 of interest earned on the funds held in the trust account available to us for liquidation expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?

A. The Company’s charter currently provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before December 15, 2022.

As indicated above, the Company is in the process of preparing the registration statement on Form S-4 which will contain a proxy statement/prospectus for the proposed transaction and completing the necessary audited financials of zSpace to be included therein and intend to complete such proxy statement/prospectus as soon as possible. As a result, the Company may not be able to consummate its initial business combination by December 15, 2022. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete its business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider the initial business combination with zSpace. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on the proposed business combination with zSpace at this time. If the Extension is implemented and you do not elect to have your public shares redeemed now, you will retain the right to vote on the proposed business combination with zSpace when it is submitted to stockholders and the right to have your public shares redeemed for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?

A. The Company’s board of directors believes stockholders will benefit from the Company consummating its initial business combination with zSpace and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete such business combination until the Extended Date and to allow for the Redemption.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider the initial business combination with zSpace, inasmuch as the Company is also affording stockholders who wish to have their public shares redeemed for cash as originally contemplated the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Adjournment Proposal?

A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Extension Amendment Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and Adjournment Proposal if presented. Such individuals are not entitled to have such shares redeemed for cash in connection with the Extension.

On the record date, the 2,875,000 sponsor shares represented approximately 55.5% of the Company’s issued and outstanding common stock. Accordingly, we will only need an additional 491,532 public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Neither the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the date hereof. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement so long as they comply with all applicable securities laws. Any purchases made would be at prices no greater than the current redemption price of $___ per share. Additionally, any shares purchased would not be voted in favor of the Extension and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by any of the Company’s directors, executive officers or their respective affiliates, including the purchase price, the impact, if any, on the likelihood of approval of the Extension, the identities of the sellers of the shares if not purchased in the open market and the number of public shares that had been submitted for redemption at the time of such purchases.

There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Q. What vote is required to adopt each proposal?

A. Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. On the record date, the 2,875,000 sponsor shares represented approximately 55.5% of the Company’s issued and outstanding common stock. Accordingly, we will only need an additional 491,532 public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the stockholders who exercise their redemption rights.

Q. Will you seek any further extensions to consummate an initial business combination?	A. The Company may seek further extensions to consummate its initial business combination in the future.

Q. What happens if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by December 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account that is available to it, which it believes are sufficient for such purposes.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate its initial business combination with zSpace until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage of Company shares held by the sponsors and the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my redemption rights if I vote against the Extension Amendment Proposal?

A. Unless you elect to have your shares redeemed, you will be able to vote on proposed business combination with zSpace when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or have your public shares redeemed upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

The Company’s board of directors has authorized management to take the steps necessary such that, if a business combination is consummated, then at the time of the business combination, the Company would issue a dividend to holders of public shares who do not seek redemption of their public shares in connection with the business combination for a pro rata portion of the funds held in the trust account established in connection with the IPO. The Company’s board of directors authorized a dividend of an aggregate of 350,000 shares to be divided equally among each public share held of record on the day following the consummation of the business combination subject to a maximum dividend payable of 0.50 shares per public share. Accordingly, the per-share dividend will not be finalized until consummation of the business combination and the per-share dividend will increase as more public shares are submitted for redemption in connection with the business combination. Solely for purposes of illustration: (i) if no shares are submitted for redemption in connection with either the Extension or the business combination (thereby leaving 2,304,279 public shares outstanding), the per-share dividend would be approximately 0.15189 shares for each public share; (ii) if an aggregate of 1,304,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 1,000,000 public shares outstanding), the per-share dividend would be 0.35 shares for each public share; and (iii) if an aggregate of 1,804,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 500,000 public shares outstanding), the per-share dividend would be 0.5 shares for each public share. zSpace has consented to, and waived any breach or violation resulting from, the Company effectuating the dividend as such action would otherwise be prohibited under the Merger Agreement. Notwithstanding the foregoing, the dividend will not be effectuated unless the Company obtains an acknowledgment from (i) the owners of the sponsor shares and (ii) the security holders of zSpace indicating that such holders would not receive any shares from the dividend with respect to those shares.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting virtually by submitting a ballot at the special meeting live webcast. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. Your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank, or nominee may vote your shares with respect to such proposal without receiving your instructions.

The Extension Amendment Proposal is a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date are represented by stockholders present at the special meeting (including virtually) or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the special meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Because the 2,875,000 sponsor shares represented approximately 55.5% of the Company’s issued and outstanding common stock, a quorum will be met even if no holders of public shares are represented at the meeting.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on November 8, 2022 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 5,179,279 shares of common stock were outstanding and entitled to vote at the special meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting?

A. Due to health concerns stemming from the COVID-19 pandemic, the special meeting will be a virtual meeting. Any stockholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners.    If you are a record holder and you wish to attend the special meeting, go to https://www.cstproxy.com/edtechxcorp/sm2022, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners.    Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the shareholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company at proxy@continentalstock.com on or before 5:00 p.m. Eastern Time on _____, 2022.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Extension Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of sponsor shares and warrants that will become worthless if the Extension Amendment Proposal is not approved and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the proposals? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment Proposal.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by December 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting following approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate its business combination with zSpace until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Company common stock, you may vote virtually at the special meeting by submitting a ballot during the live webcast or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I have my shares of common stock of the Company redeemed?

A. If the Extension Amendment Proposal is approved and the Extension is implemented, each public stockholder may seek to have his public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment Proposal using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
EdtechX Holdings Acquisition Corp. II c/o IBIS Capital Limited 22 Soho Square London, W1D 4NS United Kingdom Attn: Benjamin Vedrenne-Cloquet Telephone: (44) 207 070 7080
or
Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free Telephone: (877) 870-8565 Main Telephone: (206) 870-8565 E-mail: ksmith@advantageproxy.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account, and the Company’s ability to enter into a definitive agreement with any prospective target and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on May 27, 2020. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

In connection with our incorporation, in June 2020, the sponsors purchased an aggregate of 4,312,500 shares of our Class B Common Stock for an aggregate price of $25,000. In December 2020, the sponsors contributed an aggregate of 1,437,500 shares of Class B Common Stock to the Company for no consideration, resulting in a decrease in the total number of shares of Class B Common Stock outstanding to 2,875,000. Concurrent with our IPO, our sponsors contributed to our capital for no consideration an aggregate of 40,000 shares of Class B Common Stock and we issued in a private placement a like number of shares to MIHI LLC, an affiliate of Macquarie Capital (USA) Inc., one of the underwriters in the IPO.

On December 15, 2020, we consummated our IPO of 11,500,000 units, which included the full exercise by the underwriters of the IPO of their over-allotment option, with each unit consisting of one public share and one-half of one redeemable warrant, each whole warrant entitling the holder to purchase one public share at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $115,000,000.

Simultaneously with the consummation of the IPO, we consummated a private placement (the “private placement”) of 5,525,000 warrants (“private warrants”) at a price of $1.00 per private warrant, generating total proceeds of $5,525,000, to the sponsors, MIHI and Jefferies LLC, the representative of the underwriters in the IPO (“Jefferies”). The private warrants are identical to the warrants sold in the IPO, except that the private warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The initial purchasers have agreed not to transfer, assign, or sell any of the securities purchased in the private placement, including the underlying shares of common stock (except to certain permitted transferees), until 30 days after the consummation of our initial business combination.

Following consummation of the IPO and the private placement, an aggregate of $116,725,000 was deposited in the trust account.

On May 16, 2022, the Company entered into the Merger Agreement for its initial business combination with zSpace. On June 2, 2022, we held a special meeting of stockholders at which such stockholders voted to extend the time we had to consummate an initial business combination from June 15, 2022 to December 15, 2022. In connection with such vote, the holders of an aggregate of 9,195,721 public shares exercised their right to redeem their shares for an aggregate of approximately $93,377,626 in cash. Additionally, the sponsors agreed that if the extension was approved, they or their affiliates would lend to the Company for every month of the extension that was needed to consummate its business combination the lesser of an aggregate of (i) $100,000 and (ii) $0.033 per share for each public share that was not redeemed in connection with the stockholder vote. An aggregate of 2,304,279 public shares were not redeemed in connection with the stockholder vote and accordingly the sponsors made a loan to the Trust Account of $76,041.21 upon such extension and thereafter for each month of the extension. Accordingly, as of the record date, the Company had approximately $__ million of cash in the trust account.

In November 2022, the holders of the sponsor shares converted such shares into a like number of shares of Class A common stock. As a result, we have only one class of common stock outstanding.

The mailing address of the Company’s principal executive office is c/o IBIS Capital Limited, 22 Soho Square, London, W1D 4NS, United Kingdom, and its telephone number is (44) 207 070 7080.

Risks Related to Potential Application of the Investment Company Act, Inflation Reduction Act and Review by the Committee on Foreign Investment in the United States

Investment Company Act

As previously indicated, the Company completed its initial public offering in December 2020 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 23 months). On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act of 1940, as amended. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made in the future that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business (such as zSpace), including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Inflation Reduction Act

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with its initial business combination, extension vote or otherwise in the future will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iii) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete our initial business combination and in the Company’s ability to complete the business combination.

Review by the Committee on Foreign Investment in the United States

The sponsors are Delaware limited liability companies. The sponsors currently own an aggregate of 2,088,975 sponsor shares acquired prior to our IPO and 5,525,000 private warrants that were purchased in a private placement which occurred simultaneously with the completion of the IPO. Each of Benjamin Vedrenne-Cloquet and Charles McIntyre, our Chief Executive Officer and Chairman, respectively, is a non-U.S. person and controls the sponsors.

We do not believe that either we or our sponsors constitute a “foreign person” under the rules and regulations of the Committee on Foreign Investment in the United States (“CFIUS”). However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the business combination with zSpace falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate such business combination. In addition, if such business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Although we do not believe we or our sponsors are a “foreign person,” CFIUS may take a different view and decide to block or delay any business combination we seek to consummate, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the sponsors. If we were to seek an initial business combination other than the business combination with zSpace, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in the business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company after consummation of the business combination.

Resignation of Jefferies LLC

Stockholders should be aware that Jefferies has notified the Company that it would not act in any capacity in connection with the proposed business combination with zSpace, resigning in its role as financial advisor to the Company in connection with the business combination and waiving entitlement to the deferred portion of the underwriting fees to which the underwriters in the IPO would otherwise have been entitled solely with respect to the proposed business combination with zSpace under and pursuant to that certain Underwriting Agreement, dated December 10, 2020, by and between the Company and Jefferies, acting individually and as representative of the several underwriters named in Schedule A thereto. Jefferies has delivered notice of its resignation to the U.S. Securities and Exchange Commission pursuant to Section 11(b)(1) of the Securities Act of 1933, as amended, and has disclaimed any responsibility for any portion of the proxy statement/prospectus to be used in connection with the proposed business combination. Stockholders should not place any reliance on the participation of Jefferies prior to such resignation and waiver in the transactions between the Company and zSpace. Neither the Company nor zSpace believes that Jefferies’ resignation will impact the consummation of the business combination, other than by reducing the aggregate advisory fees payable at closing. Jefferies’ resignation did not impact the the Company’s board’s analysis or continued support of the business combination. Further information regarding the resignation of Jefferies and any potential impact on the proposed business combination will be included in the proxy statement/prospectus to be used in connection with the proposed business combination that will be mailed to stockholders at a later date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate its business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete its initial business combination with zSpace. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to have all or a portion of their public shares redeemed for their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed but not paid by such date was approximately $___. The closing price of the Company’s common stock on the record date was $___. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $___ [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company’s board of directors has authorized management to take the steps necessary such that, if a business combination is consummated, then at the time of the business combination, the Company would issue a dividend to holders of public shares who do not seek redemption of their public shares in connection with the business combination for a pro rata portion of the funds held in the trust account established in connection with the IPO. The Company’s board of directors authorized a dividend of an aggregate of 350,000 shares to be divided equally among each public share held of record on the day following the consummation of the business combination subject to a maximum dividend payable of 0.50 shares per public share. Accordingly, the per-share dividend will not be finalized until consummation of the business combination and the per-share dividend will increase as more public shares are submitted for redemption in connection with the business combination. Solely for purposes of illustration: (i) if no shares are submitted for redemption in connection with either the Extension or the business combination (thereby leaving 2,304,279 public shares outstanding), the per-share dividend would be approximately 0.15189 shares for each public share; (ii) if an aggregate of 1,304,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 1,000,000 public shares outstanding), the per-share dividend would be 0.35 shares for each public share; and (iii) if an aggregate of 1,804,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 500,000 public shares outstanding), the per-share dividend would be 0.5 shares for each public share. zSpace has consented to, and waived any breach or violation resulting from, the Company effectuating the dividend as such action would otherwise be prohibited under the Merger Agreement. Notwithstanding the foregoing, the dividend will not be effectuated unless the Company obtains an acknowledgment from (i) the owners of the sponsor shares and (ii) the security holders of zSpace indicating that such holders would not receive any shares from the dividend with respect to those shares.

Reasons for the Extension Amendment Proposal

The Company’s charter currently provides that the Company has until December 15, 2022 to complete a business combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities and negotiating and executing the Merger Agreement with zSpace, circumstances warrant providing public stockholders an opportunity to consider such initial business combination. However, there may not be sufficient time before December 15, 2022 to allow the Company to consummate such initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond December 15, 2022 to the Extended Date. The Company and its

officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by December 15, 2022 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless if the Extension Amendment Proposal is not approved and the Company is wound up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account available to us for such purposes.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete its business combination until the Extended Date. The Company intends to continue to attempt to consummate its business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

You are not being asked to vote on the business combination with zSpace at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the proposed business combination with zSpace when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $___ million that was in the trust account as of the record date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to have his, her or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a redeeming holder’s election is completed once the Extension Amendment Proposal is approved and the Extension is implemented. Accordingly, stockholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the December 15, 2022 expiration date, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $___ per share (which is expected to be approximately the same amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $___. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $__ [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your redemption rights, you will be exchanging your shares of common stock of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your shares to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the December 15, 2022 expiration date as described elsewhere herein.

The Company’s board of directors has authorized management to take the steps necessary such that, if a business combination is consummated, then at the time of the business combination, the Company would issue a dividend to holders of public shares who do not seek redemption of their public shares in connection with the business combination for a pro rata portion of the funds held in the trust account established in connection with the IPO. The Company’s board of directors authorized a dividend of an aggregate of 350,000 shares to be divided equally among each public share held of record on the day following the consummation of the business combination subject to a maximum dividend payable of 0.50 shares per public share. Accordingly, the per-share dividend will not be finalized until consummation of the business combination and the per-share dividend will increase as more public shares are submitted for redemption in connection with the business combination. Solely for purposes of illustration: (i) if no shares are submitted for redemption in connection with either the Extension or the business combination (thereby leaving 2,304,279 public shares outstanding), the per-share dividend would be approximately 0.15189 shares for each public share; (ii) if an aggregate of 1,304,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 1,000,000 public shares outstanding), the per-share dividend would be 0.35 shares for each public share; and (iii) if an aggregate of 1,804,279 public shares are submitted for redemption in connection with the Extension and the business combination (thereby leaving 500,000 public shares outstanding), the per-share dividend would be 0.5 shares for each public share. zSpace has consented to, and waived any breach or violation resulting from, the Company effectuating the dividend as such action would otherwise be prohibited under the Merger Agreement. Notwithstanding the foregoing, the dividend will not be effectuated unless the Company obtains an acknowledgment from (i) the owners of the sponsor shares and (ii) the security holders of zSpace indicating that such holders would not receive any shares from the dividend with respect to those shares.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 1:30 p.m., EDT on December 13, 2022, virtually at https://www.cstproxy.com/edtechxcorp/sm2022.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on November 8, 2022, the record date for the special meeting. At the close of business on the record date, there were 5,179,279 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $5,500 fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal. On the record date, the 2,875,000 sponsor shares represented approximately 55.5% of the Company’s issued and outstanding common stock. Accordingly, we will only need an additional 491,532 public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

The holders of the sponsor shares and all of the Company’s directors, executive officers and their affiliates, are expected to vote any shares of common stock owned by them in favor of the proposals. On the record date, the 2,875,000 sponsor shares represented approximately 55.5% of the Company’s issued and outstanding common stock.

In addition, the sponsors and Company’s directors, executive officers, advisors, initial stockholders, and their respective affiliates may choose to buy shares of Company public shares in the open market and/or through negotiated private purchases so long as they comply with all applicable securities laws. Any purchases made would be at prices no greater than the current redemption price of $___ per share. Additionally, any shares purchased would not be voted in favor of the Extension and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by any of the Company’s directors, executive officers or their respective affiliates, including the purchase price, the impact, if any, on the likelihood of approval of the Extension, the identities of the sellers of the shares if not purchased in the open market and the number of public shares that had been submitted for redemption at the time of such purchases. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and we do not consummate a business combination by December 15, 2022, the 2,875,000 sponsor shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the sponsors have waived liquidation rights with respect to such shares), as will the 5,525,000 private warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $5,525,000. Such shares of common stock and warrants had an aggregate market value of approximately $__ million based on the last sale price of $__ and $__ of the common stock and warrants, respectively, on Nasdaq on the record date;

•        In connection with the IPO, the sponsors have agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        If the Company requires additional funds to operate until consummation of a business combination, the Company’s officers and directors and their affiliates may loan such funds to the Company. If the Extension Amendment Proposal is not approved and a business combination is not consummated, any such loans will not be repaid; and

•        The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company consummates its initial business combination with zSpace, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of the record date, there were a total of 5,179,279 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the warrants included in the units offered in the IPO or the private units as such warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Executive Officers
Benjamin Vedrenne-Cloquet(2)	2,088,975	40.3%
Charles McIntyre(2)	2,088,975	40.3%
Rory Henson(2)	—	—
Emma Davies(2)	—	—
Henry William Haywood Chamberlain(2)	—	—
Paula Olson(2)	—	—
All officers and directors as a group (six individuals)(2)	2,088,975	40.3%

Other Five Percent Holders
IBIS Capital Sponsor II EdtechX LLC	1,013,500	19.6%
IBIS Capital Sponsor II LLC	1,075,475	20.8%
Basso Capital Management(3)	991,056	19.1%
Karpus Investment Management(4)	285,739	5.5%
Shaolin Capital Management LLC(5)	634,800	12.3%
Hudson Bay Capital Management LP(6)	693,788	12.3%
Sculptor Capital LP(7)	400,000	7.7%
Citadel Advisors LLC(8)	427,256	8.2%
Saba Capital Management, L.P.(9)	217,000	9.4%
A1 Capital Advisory Asia Limited(10)	786,025	15.2%

____________

(1)      Unless otherwise noted, the business address of each of the beneficial owners listed above is c/o EdtechX Holdings Acquisition Corp. II, 22 Soho Square, London, W1D 4NS, United Kingdom.

(2)      Our sponsors are the record holders of such shares. Each of Messrs. Vedrenne-Cloquet and McIntyre are the managing members of our Sponsors, and as such, each have voting and investment discretion with respect to the common stock held of record by our Sponsors and may be deemed to have shared beneficial ownership of the common stock held directly by our Sponsors. Each of our officers and directors hold a direct or indirect interest in our Sponsors. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)      According to a Schedule 13G/A filed with the SEC on February 11, 2022 by Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP”) and Howard I. Fischer, the shares of Class A common stock reported are directly beneficially owned by Basso SPAC. Basso Management is the manager of Basso SPAC. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Mr. Fischer is the principal portfolio manager for Basso SPAC, the Chief Executive Officer and a Founding Managing Partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Mr. Fischer may be deemed to indirectly beneficially own the shares reported. The address of each of the above entities and Mr. Fischer is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902.

(4)      According to a Schedule 13G/A filed with the SEC on May 10, 2022 by Karpus Investment Management. The address of Karpus Investment Management is 183 Sully’s Trail, Pittsford, New York 14534.

(5)      According to a Schedule 13G filed with the SEC on February 10, 2022 by Shaolin Capital Management LLC. The address of Shaolin Capital Management LLC is 7610 NE 4th Court, Suite 104 Miami FL 33138.

(6)      According to a Schedule 13G filed with the SEC on February 2, 2022 by Hudson Bay Capital Management LP. The address of Hudson Bay Capital Management LP is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830. Hudson Bay Capital Management LP (“Investment Manager”) serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities listed are held. As such, the Investment Manager may be deemed to be the beneficial owner of all shares of Class A Common Stock held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities.

(7)      According to a Schedule 13G/A filed with the SEC on February 11, 2022 by Sculptor Capital LP (“Sculptor”), Sculptor Capital Holding Corporation (“SCHC”), Sculptor Capital Management, Inc. (“SCU”), Sculptor Master Fund, LTD (“SCMF”) and Sculptor Special Funding, LP (“NRMD”), Sculptor serves as the principal investment manager to number of investment funds and discretionary accounts (collectively, the “Accounts”) and may be deemed to be the beneficial owner of the shares of Class A common stock held in the Accounts managed by Sculptor. SCHC serves as the sole general partner of Sculptor. As such, SCHC may be deemed to control Sculptor and may be deemed to be the beneficial owner of the shares reported. SCU is the sole shareholder of SCHC, and, may be deemed to be the beneficial owner of the shares reported. The address of Sculptor, SCHC, and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of SCMF and NRMD is c/o State Street (Cayman) Trust, Limited, P.O. Box 896, Suite 3307, Gardenia Court, 45 Market Street, Camana Bay, Grand Cayman, Cayman Islands KY1-1103.

(8)      According to a Schedule 13G/A filed with the SEC on June 28, 2021 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), CALC IV LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Kenneth Griffin with respect to shares of Class A common stock owned by Citadel Multi-Strategy Equities Master Fund Ltd. and Citadel Securities, each of Citadel Advisors, CAH and CGP may be deemed to beneficially own 400,000 shares of Class A common stock, each of CALC4, Citadel Securities and CSGP may be deemed to beneficially own 27,256 shares of Class A common stock and Mr. Griffin may be deemed to beneficially own 427,256 shares of Class A common stock. The address of each of the entities above and Mr. Griffin is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(9)      According to a Schedule 13G filed with the SEC on July 20, 2022 by Saba Capital Management, L.P., Boaz R. Weinstein and Saba Capital Management GP, LLC. The address of each of the foregoing is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(10)    This entity is controlled by Anop Chirdkiatisak, the father in law of Benjamin Vedrenne-Cloquet.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its proposed business combination with zSpace and related matters, including the election of directors. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 22 Soho Square, London, W1D 4NS, United Kingdom.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

EdtechX Holdings Acquisition Corp. IIIBIS Capital Limited
22 Soho Square
London, W1D 4NS United Kingdom
Tel: (44) 207 070 7080

You may also contact the Company’s proxy solicitor, Advantage Proxy, Inc., at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than November __, 2022.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
EDTECHX HOLDINGS ACQUISITION CORP. II

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of EDTECHX HOLDINGS ACQUISITION CORP. II (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is EdtechX Holdings Acquisition Corp. II

2.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 27, 2020, an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 10, 2020 and a first amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 2, 2022.

3.      This Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.      Section A.3 of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

         3.      “Termination Date” means June 15, 2023.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this __ day of December, 2022.

Benjamin Vedrenne-Cloquet Chief Executive Officer

Annex A-1

PROXY

EDTECHX HOLDINGS ACQUISITION CORP. II
22 Soho Square
London, W1D 4NS United Kingdom

SPECIAL MEETING OF STOCKHOLDERS

DECEMBER 13, 2022

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

EDTECHX HOLDINGS ACQUISITION CORP. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
DECEMBER 13, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November __, 2022, in connection with the special meeting to be held at 1:30 p.m. EDT on December 13, 2022 virtually, at https://www.cstproxy.com/edtechxcorp/sm2022, and hereby appoints Benjamin Vedrenne-Cloquet the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of EdtechX Holdings Acquisition Corp. II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 13, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/edtechxcorp/sm2022.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to June 15, 2023.	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐
Dated:	______________________________2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.